Other operating income, other operating expenses, restructuring income and expenses, financial result	9 Months Ended
Sep. 30, 2018
Analysis of income and expense [abstract]
Other operating income, other operating expenses, restructuring income and expenses, financial result
Other operating income, other operating expenses, restructuring income and expenses, financial result
Other operating income decreased by USD 2,220k from USD 2,943k for the nine months ended September 30, 2017 to USD 723k for the nine months ended September 30, 2018. Other operating income for the nine months ended September 30, 2017 mainly comprised of USD 1,432k reimbursement of property tax paid.
Other operating expenses decreased by USD 1,699k from USD 8,588k for the nine months ended September 30, 2017 to USD 6,889k for the nine months ended September 30, 2018. Other operating expenses for the nine months ended September 30, 2018 mainly include consulting fees of USD 3,051k and other items that have less bearing on the performance of the underlying core business of USD 2,802k compared to USD 2,149k and USD 1,696k, respectively, in the nine months ended September 30, 2017 – for further details please see Note 3 (Segment information). Other operating expenses for the nine months ended September 30, 2018 included allowances on trade receivables of USD 200k, compared to USD 629k in the nine months ended September 30, 2017.
The restructuring of the South Korean footprint concluded in the second quarter of 2018 resulting in cessation of production at the Bupyeong plant and the sale of the land to a third party. Restructuring income reflects the proceeds of the land sale less the remaining book value of the land. Restructuring expenses comprise required costs for land restoration of USD 4,021k and cost to consolidate the two South Korean production sites into one remaining site, including in particular personnel related termination costs of USD 4,363k incurred in the first six months of 2018 and certain additional expenses incurred after the closing of USD 905k in the three months ended September 30, 2018. For the nine months ended September 30, 2018 net restructuring income amounted to USD 27,580k as compared to expenses of USD 1,674k for the nine months ended September 30, 2017 related in particular to costs to consolidate the production sites.
Financial result includes finance income, finance costs and share of profit or loss of joint ventures. Financial result decreased by USD 8,123k from USD 30,795k net finance expenses for the nine months ended September 30, 2017 to USD 22,672k net finance expenses for the nine months ended September 30, 2018. Total net foreign currency revaluation losses recorded in the finance result amounted to USD 1,850k for the nine months ended September 30, 2018 compared to a loss of USD 3,871k for the nine months ended September 30, 2017. Interest related to the term loans amounted to USD 16,730k for the nine months ended September 30, 2018 compared to USD 17,918k for the nine months ended September 30, 2017.
The table below presents a breakdown of financial result for the nine months ended September 30, 2018 and 2017:

Financial Result	In USD k
	For the Nine Months Ended Sep 30,
	2018	2017
Interest expense on term loans	(16,730)	(17,918)
Amortization of transaction costs	(2,310)	(2,506)
Commitment bank charge	(1,264)	(630)
Interest income	2,857	1,018
Interest on non-current provisions	(1,545)	(1,419)
Other interest expense, net	(2,268)	(5,436)
Total net interest expenses	(21,260)	(26,891)
Gains from foreign currency revaluation	22,876	32,113
Losses from foreign currency revaluation	(24,726)	(35,984)
Net foreign currency revaluation impact	(1,850)	(3,871)
Bank guarantee expense	(15)	(437)
Share of profit of joint ventures	453	404
Financial Result	(22,672)	(30,795)